PLANT AND EQUIPMENT (Details) (USD $)	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
PLANT AND EQUIPMENT CONSISTS OF THE FOLLOWING:
Capital work in progress	$ 170,720	$ 105,000	$ 0
Furniture and equipment	26,643	26,643	0
Field equipment	19,626	16,120	0
Computer equipment	1,500	3,041	0
Total cost	218,489	150,804	0
Less: accumulated depreciation	(34,731)	(28,423)	0
Plant and Equipment, net	$ 183,758	$ 122,381	$ 0